Exhibit 99.1
INVESTOR CONTACT:	Lois Lee
loislee@invacare.com
440-329-6435

Invacare Appoints Geoff Purtill President and Chief Executive Officer
ELYRIA, Ohio (November 21, 2022) - Invacare Corporation (NYSE: IVC) announced today that its Board of Directors has named Geoffrey P. Purtill as President and Chief Executive Officer, roles that he has served on an interim basis since August 28, 2022.
Non-executive Chairman of the Board of Directors Michael J. Merriman, Jr, said, “On behalf of the Board, we are excited to elevate Geoff Purtill into the role of President and CEO. The Board determined that Geoff is the right steward of the company as it undergoes significant transformation and embarks on a new chapter. Geoff has proven adept at guiding our global businesses through change, both in his previous role overseeing the EMEA and APAC businesses, and now in his current role. Notably, Geoff and the leadership team have already acted decisively by discontinuing respiratory products and repositioning the business and resources around our core categories of Lifestyle and Mobility & Seating, which are anticipated to drive profitable growth. The Board looks forward to partnering with Geoff as we continue to take decisive action to improve our financial performance and enhance shareholder value.”
Mr. Purtill added, “I am honored that our Board has given me the opportunity to lead Invacare and advance our mission of Making Life’s Experiences Possible® for the millions of people who rely on our products each day. I look forward to working closely with all of our customers globally to regain their trust and confidence, especially in North America. As always, I am grateful for all the hard work our associates have put in during these extraordinary times. While we have had our share of challenges, I see great potential in the company and continue to drive and accelerate our transformation plans to strengthen Invacare for the long-term. I look forward to working with our Board who continue to provide guidance as we advance through our transformation.”
About Geoffrey P. Purtill
Mr. Purtill served as interim President and Chief Executive Officer since August 2022. Previously, he served as the Senior Vice President and General Manager, EMEA and APAC since December 2021 and Vice President, Global Strategy and General Manager, Asia Pacific, since September 2021. Previously, he served for 11 years as the company's Vice President and General Manager, Asia Pacific region. Prior to joining Invacare, he held various sales, category management and supply chain leadership roles at Johnson & Johnson and Nestle. Mr. Purtill spent 14 years in the Australian Army where he was a Captain in the Intelligence Corps.
About Invacare Corporation
Invacare Corporation is a leading manufacturer and distributor in its markets for medical equipment used in non-acute care settings. At its core, the company designs, manufactures and distributes medical devices that help people to move, rest and perform essential hygiene. The company provides clinically complex medical device solutions for congenital (e.g., cerebral palsy, muscular dystrophy, spina bifida), acquired (e.g., stroke, spinal cord injury, traumatic brain injury, post-acute recovery, pressure ulcers) and degenerative (e.g., ALS, multiple sclerosis, elderly, bariatric) ailments. The company's products are important parts of care for people with a wide range of challenges, from those who are active and involved in work or school each day and may need additional mobility support, to those who are cared for in residential care settings, at home and in rehabilitation centers. The company sells its products principally to home medical equipment providers with retail and e-commerce channels, residential care operators, distributors and government health services in North America, Europe and Asia/Pacific. For more information about the company and its products, visit Invacare's website at www.invacare.com.

This press release contains forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that describe future outcomes or expectations that are usually identified by words such as “will,” "may," “should,” “could,” “plan,” “intend,” “expect,” “continue,” “forecast,” “believe,” and “anticipate” as well as similar comments, denote forward-looking statement that are subject to inherent uncertainties that are difficult to predict. These include, for example, statements related to the company’s ability to drive profitable growth, improve financial performance, enhance shareholder value and drive and accelerate its transformation plans and similar statements. Actual results and events may differ significantly from those expressed or anticipated as a result of various risks and uncertainties, including possible adverse effects on the company's liquidity, including the company's ability to address future debt maturities or other obligations, including additional debt that may be incurred in the future; possible adverse effects of being leveraged, including interest rate or event of default risks; any failure to satisfy the continued listing standards of the NYSE and delisting of the company's common shares from the NYSE; the effects of steps the company has taken or will take to reduce operating costs; the ability of the company to achieve profitable sales growth, improve segment operating performance, convert high inventory levels to cash and reduce its costs; the ability of the company to successfully improve output and convert open orders into sales; the availability and cost to the company of needed products, components or raw materials from the company's suppliers, including delivery delays and production interruptions from pandemic-related supply chain challenges and supplier delivery holds resulting from past due payables; the duration and scope of the COVID-19 pandemic, the pace of resumption of access to healthcare, including clinics and elective care, and loosening of public health restrictions, or any reimposed restrictions on access to healthcare or tightening of public health restrictions, which could impact the demand for the company’s products; global shortages in, or increasing costs for, transportation and logistics services and capacity; actions that governments, businesses and individuals take in response to the pandemic, including mandatory business closures and restrictions on onsite commercial interactions; the impact of the pandemic or political or geopolitical crises, such as the Russian war with Ukraine, and actions taken in response, on global and regional economies and economic activity; the pace of recovery when the COVID-19 pandemic subsides; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth, including negative conditions attributable to inflationary economic conditions and rising interest rates; the ability of the company to successfully focus on lifestyle and mobility & seating products; lack of market acceptance of the company's new product innovations; potential adverse effects of revised product pricing and/or product surcharges on revenues or the demand for the company's products; circumstances or developments that may make the company unable to implement or realize the anticipated benefits, or that may increase the costs, of its current and planned business initiatives, in particular the key elements of its growth plans, such as its new product introductions, commercialization plans, additional investments in demonstration equipment, product distribution strategy in Europe, supply chain actions and global information technology outsourcing and ERP implementation activities; increases in interest rates or the costs of borrowing; potential limitations on the company’s business activities from obligations in the company’s debt agreements; adverse changes in government and third-party payor reimbursement levels and practices; decreased availability or increased costs of materials which could increase the company's cost of producing or acquiring the company's products, including the adverse impacts of tariffs and increases in commodity costs or freight costs; consolidation of health care providers; increasing pricing pressures in the markets for the company's products; risks of failures in, or disruptions to, legacy IT systems; risks of cybersecurity attack, data breach or data loss and/or delays in or inability to recover or restore data and IT systems; adverse effects of the company's consent decree of injunction with the U.S. Food and Drug Administration (FDA), including but not limited to, compliance costs, inability to rebuild negatively impacted customer relationships, unabsorbed capacity utilization, including fixed costs and overhead; any circumstances or developments that might adversely impact the third-party expert auditor's required audits of the company's quality systems at the facilities impacted by the consent decree, including any possible failure to comply with the consent decree or FDA regulations or the inability to adequately address the matters identified to us by the FDA; regulatory proceedings or the company's failure to comply with regulatory requirements or receive regulatory clearance or approval for the company's products or operations in the United States or abroad; adverse effects of regulatory or governmental inspections of the company's facilities at any time and governmental enforcement actions; product liability or warranty claims; product recalls, including more extensive warranty or recall experience than expected; exchange rate fluctuations, particularly in light of the relative importance of the company's foreign operations to its overall financial performance; legal actions, including adverse judgments or settlements of litigation or claims in excess of available insurance limits; tax rate fluctuations; additional tax expense or additional tax exposures, which could affect the company's future profitability and cash flow; uncollectible accounts receivable; risks inherent in managing and operating businesses in many different foreign jurisdictions; heightened vulnerability to a hostile takeover attempt or other shareholder activism; provisions of Ohio law or in the company's debt agreements, charter documents or other agreements that may prevent or delay a change in control, and those other risks and uncertainties expressed in the cautionary statements and risk factors in the company's annual report on Form 10-K, quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. The company may not be able to predict and may have little or no control over many factors or events that may influence its future results and, except to the extent required by law, the company does not undertake and specifically declines any obligation to review or update any forward-looking statements or publicly announce the results of any revisions to any such statements to reflect future events or developments or otherwise.